SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934


                         DELCO REMY INTERNATIONAL, INC.
      DELCO REMY AMERICA, INC.                 REMY INTERNATIONAL, INC.
        REMAN HOLDINGS, INC.                         NABCO, INC.
         THE A&B GROUP, INC.                    A&B ENTERPRISES, INC.
             DALEX, INC.                           A&B CORES, INC.
       R&L TOOL COMPANY, INC.                  MCA, INC. OF MISSISSIPPI
       POWER INVESTMENTS, INC.              FRANKLIN POWER PRODUCTS, INC.
  INTERNATIONAL FUEL SYSTEMS, INC.            MARINE DRIVE SYSTEMS, INC.
    MARINE CORPORATION OF AMERICA              POWRBILT PRODUCTS, INC.
                           WORLD WIDE AUTOMOTIVE, INC.
 ...............................................................................
 (Exact name of registrant as specified in its charter)

                       Delaware                                 23-2212698
 ........................................................     ..................
 (State of  incorporation or  organization)  (IRS Employer  Identification No.)

2902 Enterprise Drive; Anderson, Indiana                        46013
 ........................................................     .................
       (Address of principal executive offices)                (Zip Code)


If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act  registration  statement file numbers to which this form relates:
333-37675 and 333-37703

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                  Name of each exchange on which
         to be so registered                  each class is to be registered

Class A Common Stock, $.01 par value             New York Stock Exchange
 .....................................     ...................................

  % Senior Notes Due 2007                        New York Stock Exchange
 .....................................     ....................................

Securities to be registered pursuant to Section 12(g) of the Act:
                           None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         Reference is hereby made to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-37675), as filed on November 21, 1997, and particularly to the description of the Registrant's Class A Common Stock, par value $.01 per share set forth under the caption "Description of Capital Stock" beginning on page 71 thereof. Such Amendment No. 2 to the Registration Statement is hereby incorporated by reference herein.

         Reference is hereby made to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-37703), as filed on November 21, 1997, and particularly to the description of the Registrant's % Senior Notes Due 2007 set forth under the caption "Description of Notes" beginning on page 68 thereof. Such Amendment No. 2 to the Registration Statement is hereby incorporated by reference herein.



Item 2.  Exhibits.

         The following exhibits will be filed with the New York Stock Exchange.

               2.1. A copy of the Registrant's  latest  Registration  Statements filed pursuant to the Securities Act of 1933.

               2.4 Copies of the Registrant's Certificate of Incorporation and By-laws.

               2.5  Specimens or copies of each security to be filed hereunder.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      DELCO REMY INTERNATIONAL, INC.
                                                (Registrant)


Date:                                 By:
                                            Name:  HAROLD K. SPERLICH
                                            Title: Chairman

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      DELCO REMY AMERICA, INC.
                                           (Registrant)


Date:                                 By:
                                            Name:  HAROLD K. SPERLICH
                                            Title: Chairman

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      REMY INTERNATIONAL, INC.
                                            (Registrant)


Date:                                 By:
                                            Name:  HAROLD K. SPERLICH
                                            Title: Chairman

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      REMAN HOLDINGS, INC.
                                           (Registrant)


Date:                                 By:
                                            Name:  HAROLD K. SPERLICH
                                            Title: Chairman

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      NABCO, INC.
                                      (Registrant)


Date:                                 By:
                                            Name:  NICHOLAS J. BOZICH
                                            Title: President and Chief
                                                   Executive Officer

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      THE A&B GROUP, INC.
                                         (Registrant)


Date:                                 By:
                                            Name:  JOHN M. MAYFIELD
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      A&B ENTERPRISES, INC.
                                            (Registrant)


Date:                                 By:
                                            Name:  JOHN M. MAYFIELD
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      DALEX, INC.
                                      (Registrant)


Date:                                 By:
                                            Name:  JOHN M. MAYFIELD
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      A&B CORES, INC.
                                       (Registrant)


Date:                                 By:
                                            Name:  JOHN M. MAYFIELD
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      R&L TOOL COMPANY, INC.
                                           (Registrant)


Date:                                 By:
                                            Name:  JOHN M. MAYFIELD
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       MCA, INC. OF MISSISSIPPI
                                            (Registrant)


Date:                                  By:
                                             Name:  JOHN M. MAYFIELD
                                             Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      POWER INVESTMENTS, INC.
                                         (Registrant)


Date:                                 By:
                                            Name:  J. MICHAEL JARVIS
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      FRANKLIN POWER PRODUCTS, INC.
                                            (Registrant)


Date:                                 By:
                                            Name:  J. MICHAEL JARVIS
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      INTERNATIONAL FUEL SYSTEMS, INC.
                                            (Registrant)


Date:                                 By:
                                            Name:  J. MICHAEL JARVIS
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      MARINE DRIVE SYSTEMS, INC.
                                             (Registrant)


Date:                                 By:
                                            Name:  J. MICHAEL JARVIS
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      MARINE CORPORATION OF AMERICA
                                              (Registrant)


Date:                                 By:
                                            Name:  J. MICHAEL JARVIS
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      POWRBILT PRODUCTS, INC.
                                            (Registrant)


Date:                                 By:
                                            Name:  J. MICHAEL JARVIS
                                            Title: President

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      WORLD WIDE AUTOMOTIVE, INC.
                                              (Registrant)


Date:                                 By:
                                            Name:   RICHARD L. KEISTER
                                            Title:  President